                        ANNUAL REPORT SEPTEMBER 30, 1997


                                  OPPENHEIMER

                                 Global Growth
                                 & Income Fund

                                    [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3    President's Letter

 4    Fund Performance

 6    An Interview with
      the Fund's
      Managers

10    Statement of
      Investments

14    Statement of Assets &
      Liabilities

16    Statement of
      Operations

17    Statements of
      Changes in
      Net Assets

18    Financial Highlights

20    Notes to Financial
      Statements

28    Independent
      Auditors' Report

29    Federal Income
      Tax Information

30    Officers & Trustees

32    Information &
      Services

REPORT HIGHLIGHTS
-------------------------------------------------------------------------------

- #3 RANKING OUT OF 81 FUNDS: Based on the Fund's strong overall performance, Lipper Analytical Services ranked the Fund's Class A shares as third out of 81 global flexible portfolio funds for the one-year period ending September 30, 1997.(1)

- DIVERSIFICATION: In this Fund, shareholders have the advantage of owning a variety of asset classes: growth stocks, dividend paying stocks, bonds, U.S. investments and foreign holdings. This diversification, and professional management, may help to offset the additional risks and expenses associated with international investing.

- WE BOUGHT BONDS during periods of the year in which interest rates were peaking, a strategy that helped contribute to our strong overall performance.

AVG ANNUAL TOTAL RETURNS
For the 1-year period ended
9/30/97 without sales charges(2)

CLASS A
38.83%

CLASS B
37.69%

CLASS C
37.74%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Source: Lipper Analytical Services, Inc., 9/30/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. For the period ended 9/30/97, the Fund's Class A shares were ranked 3 out of 81 (1-year) and 2 out of 14 (5-year) among global flexible portfolio funds. Lipper performance is based on total return and does not take sales charges into consideration.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                  2   Oppenheimer Global Growth & Income Fund

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer Global Growth & Income Fund


DEAR SHAREHOLDER,
-------------------------------------------------------------------------------

As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.

    To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.

    While no one could have predicted the timing or extent of these fluctuations, many analysts, including our fund managers here at OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike.

    As a result, when October 27 arrived, our equity funds held above-average cash positions relative to many of our competitors. Not only did our higher cash levels serve as a protection, they also enabled us to buy the stocks of numerous excellent companies that were selling at more reasonable prices. In addition, our international and global funds were not as impacted because they weren't heavily invested in Southeast Asia and Japan. Finally, on the fixed-income side, our bond funds were generally characterized by longer-than-normal durations, which allowed us to lock in higher yields.

    In conclusion, many of our funds experienced relatively strong performance during the October-November market shake-ups. We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.

    For frequent market updates, please visit our website at WWW.OPPENHEIMERFUNDS.COM or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
November 7, 1997


                  3   Oppenheimer Global Growth & Income Fund

AVG ANNUAL TOTAL RETURNS
For the Period Ended 9/30/97(1)

CLASS A
                          Since
        1 year   5 year   Inception
        30.85%   17.04%   13.52%

CLASS B
                          Since
        1 year   5 year   Inception
        32.69%      N/A   24.24%

CLASS C
                          Since
        1 year   5 year   Inception
        36.74%      N/A   16.14

CUMULATIVE TOTAL RETURN
For the Period Ended 9/30/97(1)

CLASS A
        5 year
        119.58%           $21,958(4)

PERFORMANCE UPDATE
-------------------------------------------------------------------------------

Oppenheimer Global Growth & Income Fund performed very well during the past year, one of the best funds in its category. In fact, for the one-year period ended September 30, 1997, the Fund's Class A shares were ranked third out of 81 global flexible portfolio funds by Lipper Analytical Services.(2) The Fund's Class A shares had an average annual total return, without sales charges, of 38.83% for the one-year period ended September 30, 1997.(3)

                               GROWTH OF $10,000
                                Over five years
                           (without sales charges)(4)
                                                            Oppenheimer Global Growth &
      MSCI World Stock Index                                Income Fund Class A shares
             $ 10,000                                             $ 10,000
                9,923.73                                             9,855.95
               10,723.6                                             10,510
               11,324.3                                             11,047.3
               11,806.3                                             12,100.4
               11,947.2                                             13,747.9
               11,972                                               13,222.1
               12,280.5                                             13,096.6
               12,492.4                                             13,789.7
               12,348.3                                             13,102
               12,869                                               13,258.3
               13,360.9                                             14,126.1
               14,049.2                                             14,814.2
               14,657.8                                             15,378.3
               15,194.8                                             15,821.2
               15,574.5                                             16,309.1
               15,718.9                                             16,781.1
               16,376.1                                             17,733.3
               16,362.5                                             18,939.6
               18,759.3                                             20,560.8
               19,233.3                                             23,298

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 10/22/90. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception on 10/10/95). Class C returns for the 1-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 12/1/93. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and 0.25% distribution fee, and Class A shares are subject to an annual asset-based sales charge not to exceed 0.25%.

2. Source: Lipper Analytical Services, Inc., 9/30/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. For the period ended 9/30/97, the Fund's Class A shares were ranked 3 out of 81 (1-year) and 2 out of 14 (5-year) among global flexible portfolio funds. Lipper performance is based on total return and does not take sales charges into consideration.


                   4   Oppenheimer Global Growth & Income Fund

INDUSTRY ALLOCATION
(% of Common Stock)(5)
Banks                           18.3%
Electronics                     14.6
Beverages                       12.8
Autos & Housing                  9.1
Healthcare                       8.5
Telecommunications/
Technology                       7.9
Leisure &
Entertainment                    6.5
Household Goods                  5.4
Food                             4.6

PORTFOLIO REVIEW
-------------------------------------------------------------------------------

Oppenheimer Global Growth & Income Fund is for investors looking for investment opportunities worldwide with moderate market risk.

WHAT WE LOOK FOR

- Stocks of companies around the world that stand to benefit from one or more KEY GLOBAL GROWTH TRENDS, including efficiency-enhancing technology.

- U.S. and foreign bonds that can help CUSHION THE EFFECTS OF FLUCTUATIONS in the world's stock markets.

TOP 10 STOCK HOLDINGS(5)
 ...............................................
Porsche AG, Preference                     9.1%
 ...............................................
National Semiconductor Corp.               8.0
 ...............................................
QUALCOMM, Inc.                             7.9
 ...............................................
Coherent, Inc.                             6.6
 ...............................................
Nintendo Co. Ltd.                          5.8
 ...............................................
Allied Domecq plc                          5.7
 ...............................................
Cie Financiere de Paribas                  5.3
 ...............................................
Wella AG, Preference                       4.7
 ...............................................
U.S. Surgical Corp.                        4.1
 ...............................................
Banco Bradesco SA,
Preference                                 4.0
 ...............................................

10 LARGEST COUNTRY HOLDINGS(5)
 ................................................
U.S.                                      48.5%
 ................................................
Great Britain                             14.0
 ................................................
Germany                                   10.3
 ................................................
France                                     9.7
 ................................................
Japan                                      4.3
 ................................................
India                                      3.6
 ................................................
Brazil                                     2.9
 ................................................
Italy                                      2.2
 ................................................
Singapore                                  1.6
 ................................................
Mexico                                     1.4
 ................................................


3. Includes change in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

4. Results of a hypothetical $10,000 investment in Class A shares on September 30, 1992. The Morgan Stanley Capital International World Index is an unmanaged broad-based index of foreign and domestic stock including reinvestment of dividends, and cannot be purchased directly by investors.

5. Portfolio is subject to change. Percentages are as of September 30, 1997 and are based on total market value of stock holdings.


                  5   Oppenheimer Global Growth & Income Fund

"BY OWNING ZERO COUPON BONDS, WE ARE MAKING A STRONG COMMITMENT TO THE OPINION THAT INTEREST RATES ARE TRENDING DOWN."

AN INTERVIEW WITH YOUR FUND'S MANAGERS
-------------------------------------------------------------------------------

HOW WOULD YOU DESCRIBE THE FUND'S PERFORMANCE OVER THE YEAR?

Oppenheimer Global Growth & Income Fund was one of the best funds in its category. The Fund's Class A shares provided an average annual total return, without sales charges, of 38.83% for the one-year period ended September 30, 1997.(1)

WITHIN YOUR BOND PORTFOLIO, WHY DID YOU INVEST IN ZERO COUPON BONDS?

Zero coupon Treasury bonds sell at a steep discount, but pay no interest over the life of the bonds. If you assume that a bond will pay you $1,000 at maturity, 30 years from now, then the current value of the bond is an amount of money that, when reinvested for 30 years, equals $1,000. When interest rates fall, the assumed reinvestment rate falls, and the current value of the bond must rise. Because the investment time horizon is so long, a small change in interest rates makes a big difference in the bond's current value. By owning zero coupon bonds, we are making a strong commitment to the opinion that interest rates are trending down.

      Part of our strategy is also a hedge against an economic recession, an event which could hurt the equity portion of the Fund. Such an outcome, though negative for stocks, would be positive for zero coupon Treasury bondholders, since interest rates typically fall during a recession.

      Another reason why the Fund performed well is that we bought a large amount of bonds during periods of the year in which interest rates were peaking, thus achieving price appreciation when interest rates came down in the summer and early fall.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                  6   Oppenheimer Global Growth & Income Fund

[PHOTO]

PORTFOLIO MANAGEMENT TEAM (L TO R)
Frank Jennings
(Fund Manager)
William Wilby
George Evans

MOVING TO EQUITIES, WHICH INVESTMENTS PERFORMED STRONGLY DURING THE FISCAL
YEAR?

In this Fund, our goal is to assemble a diversified portfolio of stocks which have the potential to appreciate substantially over the next few years. While international investing is subject to additional expenses and risks, we continued to find strong investments. A good example is Porsche, the German car maker, whose shares more than doubled during the period. The company recently broadened its market with a $40,000 model, which is Porsche's version of a mass market car. As a result, Porsche can't keep up with the demand for this new model. We believe that the company's new-found profitability could continue for several years.

      Like Porsche, Nintendo has launched a new product--a three-dimensional video game, based on the latest semiconductor technology. Nintendo is extremely profitable and has a very strong balance sheet; it has a significant cash position and relatively little debt. Because the company is based in Japan, the weakening yen is also helping the company export its products throughout the world.

      A third successful stock in the portfolio is National Semiconductor, the world's leading manufacturer of analog and mixed-signal semiconductors. The human experience is an analog phenomenon--where there are gradations of color, of feeling. In contrast, computers think digitally, in on-off switches. There's no shade of on or off. A mixed-signal semiconductor is the interface between the human world of vision and hearing and the computer world of on-off switches. This is one of the most dynamically growing areas of the semiconductor business.


                  7   Oppenheimer Global Growth & Income Fund

"IN EUROPE, WE THINK THE INVESTING ENVIRONMENT IS GETTING BETTER AS INTEREST RATES FALL AND THE REGION MOVES TOWARDS A SINGLE CURRENCY."

AN INTERVIEW WITH YOUR FUND'S MANAGERS
-------------------------------------------------------------------------------

WHICH STOCKS DID NOT WORK OUT WELL DURING THE YEAR?

The food and beverage area has lagged. For instance, Allied Domecq, a conglomerate that owns many U.S. companies including Dunkin Donuts and Baskin-Robbins, continues to report disappointing earnings. However, while we've been waiting for profits to improve, the company has been paying a 7% dividend. Therefore, the stock fits nicely into the income portion of the portfolio.

HOW DOES YOUR OUTLOOK IN A GIVEN REGION OF THE WORLD AFFECT YOUR STOCK
SELECTION?

Although we employ a "bottom-up" approach to stock selection, the broader macroeconomic environment should be improving, or at least steady. We don't want to buy into an industry or country where we think the environment is deteriorating. In Europe, where we own a majority of our non-U.S. stocks, we think that the investing environment is getting better, as interest rates fall and the region moves towards a single currency.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We believe that the outlook for the Fund remains very positive. We have the advantage of owning a variety of asset classes: growth stocks, dividend-paying stocks, bonds, U.S. investments and foreign holdings. Because we are able to invest in companies throughout the world, the Fund is well-positioned to take advantage of these opportunities.


                  8   Oppenheimer Global Growth & Income Fund

FINANCIALS
-------------------------------------------------------------------------------


                  9   Oppenheimer Global Growth & Income Fund

STATEMENT OF INVESTMENTS   September 30, 1997

                                                                        MARKET VALUE
                                                        SHARES          SEE NOTE 1
====================================================================================
COMMON STOCKS--76.3%
------------------------------------------------------------------------------------
CONSUMER CYCLICALS--13.0%
------------------------------------------------------------------------------------
AUTOS & HOUSING--6.9%
Porsche AG, Preference                                     11,000        $19,058,005
------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--5.0%
Cedar Fair LP                                              30,000          1,432,500
------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                         130,000         12,167,643
                                                                        ------------
                                                                          13,600,143

------------------------------------------------------------------------------------
RETAIL: SPECIALTY--1.1%
Christies International plc                               700,000          2,917,416

------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--23.7%
------------------------------------------------------------------------------------
BEVERAGES--9.7%
Allied Domecq plc                                       1,500,000         11,909,550
------------------------------------------------------------------------------------
Cadbury Schweppes plc                                     600,000          5,786,370
------------------------------------------------------------------------------------
Guinness plc                                              500,000          4,721,012
------------------------------------------------------------------------------------
Remy Cointreau                                            225,000          4,361,778
                                                                        ------------
                                                                          26,778,710

------------------------------------------------------------------------------------
FOOD--3.5%
Dairy Farm International Holdings Ltd.                  4,765,000          4,526,750
------------------------------------------------------------------------------------
Great Atlantic & Pacific Tea Co., Inc. (The)              160,000          5,080,000
                                                                        ------------
                                                                           9,606,750

------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--3.3%
Genzyme Corp. (General Division)(1)                        50,000          1,487,500
------------------------------------------------------------------------------------
Gilead Sciences, Inc.(1)                                   70,000          3,106,250
------------------------------------------------------------------------------------
Glaxo (India) Ltd.                                        110,000          1,339,644
------------------------------------------------------------------------------------
Neurogen Corp.(1)                                         120,000          3,240,000
                                                                        ------------
                                                                           9,173,394

------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--3.1%
United States Surgical Corp.                              295,535          8,625,928

------------------------------------------------------------------------------------
HOUSEHOLD GOODS--4.1%
Pond's (India) Ltd.                                        26,000          1,365,411
------------------------------------------------------------------------------------
Wella AG, Preference                                       13,000          9,914,579
                                                                        ------------
                                                                          11,279,990


                  10   Oppenheimer Global Growth & Income Fund

                                                                                      MARKET VALUE
                                                                    SHARES            SEE NOTE 1
--------------------------------------------------------------------------------------------------
FINANCIAL--16.7%
--------------------------------------------------------------------------------------------------
BANKS--14.0%
Banca di Roma(1)                                                       6,000,000      $  6,209,302
--------------------------------------------------------------------------------------------------
Banco Bradesco SA, Preference                                        800,618,073         8,330,789
--------------------------------------------------------------------------------------------------
Cie Financiere de Paribas, Series A                                      150,000        11,125,694
--------------------------------------------------------------------------------------------------
Grupo Financiero Banorte SA de CV, Series B(1)                         2,000,000         3,859,514
--------------------------------------------------------------------------------------------------
Merita Ltd., Cl. A                                                       600,000         2,848,803
--------------------------------------------------------------------------------------------------
Societe Generale                                                          41,570         6,019,444
                                                                                      ------------
                                                                                        38,393,546

--------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--2.7%
Industrial Credit & Investment Corp. of India Ltd.                     3,000,000         7,340,327

--------------------------------------------------------------------------------------------------
TECHNOLOGY--22.9%
--------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--2.8%
International Business Machines Corp.                                     72,000         7,627,500

--------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--3.0%
Cap Gemini SA                                                             90,000         5,840,990
--------------------------------------------------------------------------------------------------
JBA Holdings plc                                                         171,000         2,347,987
                                                                                      ------------
                                                                                         8,188,977

--------------------------------------------------------------------------------------------------
ELECTRONICS--11.1%
Coherent, Inc.(1)                                                        250,000        13,843,750
--------------------------------------------------------------------------------------------------
National Semiconductor Corp.(1)                                          410,000        16,810,000
                                                                                      ------------
                                                                                        30,653,750

--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--6.0%
QUALCOMM, Inc.(1)                                                        260,000        16,558,750
                                                                                      ------------
Total Common Stocks (Cost $159,708,502)                                                209,803,186

==================================================================================================
PREFERRED STOCKS--4.3%
--------------------------------------------------------------------------------------------------
Reckitt & Coleman Capital, 9.50% Cv. (Cost $9,969,238)                 3,600,000        11,776,280

                                                                       UNITS
==================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------------------------
American Satellite Network, Inc. Wts., Exp. 6/99 (Cost $0)                 3,875                --


                  11   Oppenheimer Global Growth & Income Fund

                                                                           FACE               MARKET VALUE
                                                                           AMOUNT             SEE NOTE 1
==========================================================================================================
U.S. GOVERNMENT OBLIGATIONS--18.6%
----------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, Zero Coupon:
7.464%, 11/15/18(2)                                                        $ 5,000,000       $   1,268,539
6.902%, 11/15/22(2)                                                         36,000,000           7,095,921
7.41%, 11/15/22(2)                                                           7,000,000           1,376,396
7.243%, 2/15/22(2)                                                          20,000,000           4,118,500
7.008%, 2/15/24(2)                                                          20,000,000           3,664,139
6.70%, 2/15/26(2)                                                           20,000,000           3,329,538
6.497%, 2/15/27(2)                                                          90,000,000          14,389,650
7.028%, 8/15/20(2)                                                          25,000,000           5,648,998
7.299%, 8/15/22(2)                                                          20,000,000           3,996,817
7.305%, 8/15/23(2)                                                           7,000,000           1,331,021
6.693%, 8/15/25(2)                                                          30,000,000           5,099,336
                                                                                             -------------
Total U.S. Government Obligations (Cost $46,796,230)                                            51,318,855

==========================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.8%
----------------------------------------------------------------------------------------------------------
AMC Entertainment, Inc., 12.625% Gtd. Sr. Sub. Nts., 8/1/02(3)                 500,000             542,500
----------------------------------------------------------------------------------------------------------
Matahari International Finance Co. BV, 11.25% Gtd. Nts., 3/15/01             1,500,000           1,543,830
                                                                                             -------------
Total Non-Convertible Corporate Bonds and Notes (Cost $2,190,000)                                2,086,330

==========================================================================================================
REPURCHASE AGREEMENTS--2.7%
----------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets,
6.125%, dated 9/30/97, to be repurchased at $7,501,276 on
10/1/97, collateralized by U.S. Treasury Bonds, 6.875%-12%,
5/15/05-8/15/25, with a value of $5,888,583, and U.S. Treasury
Nts., 5.875%-7.25%, 8/15/98-5/15/04, with a value of $1,765,953
(Cost $7,500,000)                                                            7,500,000           7,500,000

----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $226,163,970)                                  102.7%        282,484,651
----------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                             (2.7)         (7,418,734)
                                                                          ------------       -------------
NET ASSETS                                                                       100.0%       $275,065,917
                                                                          ============       =============


                  12   Oppenheimer Global Growth & Income Fund

--------------------------------------------------------------------------------
Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

COUNTRY                                              MARKET VALUE       PERCENT
-------------------------------------------------------------------------------
United States                                        $137,173,534          48.5%
-------------------------------------------------------------------------------
Great Britain                                          39,458,614          14.0
-------------------------------------------------------------------------------
Germany                                                28,972,583          10.3
-------------------------------------------------------------------------------
France                                                 27,347,906           9.7
-------------------------------------------------------------------------------
Japan                                                  12,167,643           4.3
-------------------------------------------------------------------------------
India                                                  10,045,383           3.6
-------------------------------------------------------------------------------
Brazil                                                  8,330,789           2.9
-------------------------------------------------------------------------------
Italy                                                   6,209,302           2.2
-------------------------------------------------------------------------------
Singapore                                               4,526,750           1.6
-------------------------------------------------------------------------------
Mexico                                                  3,859,514           1.4
-------------------------------------------------------------------------------
Finland                                                 2,848,803           1.0
-------------------------------------------------------------------------------
The Netherlands                                         1,543,830           0.5
                                                     ------------         -----
Total                                                $282,484,651         100.0%
                                                     ============         =====

1. Non-income producing security.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

3. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.


                  13   Oppenheimer Global Growth & Income Fund

STATEMENT OF ASSETS AND LIABILITIES   September 30, 1997

==================================================================================================
ASSETS
Investments, at value (cost $226,163,970)--see accompanying statement                 $282,484,651
--------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                         5,074,861
Closed forward foreign currency exchange contracts                                       1,485,189
Interest and dividends                                                                   1,130,275
Shares of beneficial interest sold                                                       1,127,459
--------------------------------------------------------------------------------------------------
Other                                                                                        5,889
                                                                                      ------------
Total assets                                                                           291,308,324

==================================================================================================
LIABILITIES
Bank overdraft                                                                           4,449,416
--------------------------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                                                  26,576
--------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                    9,852,091
Shares of beneficial interest redeemed                                                   1,195,096
Closed forward foreign currency exchange contracts                                         302,078
Distribution and service plan fees                                                         153,088
Trustees' fees--Note 1                                                                      88,068
Transfer and shareholder servicing agent fees                                               33,908
Other                                                                                      142,086
                                                                                      ------------
Total liabilities                                                                       16,242,407

==================================================================================================
NET ASSETS                                                                            $275,065,917
                                                                                      ============

==================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                       $202,134,246
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                                      4,780,876
--------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                                           11,849,830
--------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies--Note 3                        56,300,965
                                                                                      ------------
Net assets                                                                            $275,065,917
                                                                                      ============


                  14   Oppenheimer Global Growth & Income Fund

===========================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $181,716,279 and 9,388,596 shares of beneficial interest outstanding)             $19.36
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                          $20.54

-------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $37,071,370 and 1,924,286 shares of beneficial interest outstanding)              $19.27

-------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $56,278,268 and 2,922,787 shares of beneficial interest outstanding)              $19.26

See accompanying Notes to Financial Statements.


                  15   Oppenheimer Global Growth & Income Fund

STATEMENT OF OPERATIONS    For the Year Ended September 30, 1997

============================================================================================================
INVESTMENT INCOME
Interest                                                                                         $ 4,380,087
------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $184,108)                                           3,513,378
                                                                                                ------------
Total income                                                                                       7,893,465

============================================================================================================
EXPENSES
Management fees--Note 4                                                                            1,615,565
------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                              343,873
Class B                                                                                              173,886
Class C                                                                                              432,789
------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                401,994
------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                  113,224
------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                           94,583
------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                                                   59,495
------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                               32,429
------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                          11,964
------------------------------------------------------------------------------------------------------------
Other                                                                                                 61,057
                                                                                                ------------
Total expenses                                                                                     3,340,859

============================================================================================================
NET INVESTMENT INCOME                                                                              4,552,606

============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments                                                                                       15,880,162
Foreign currency transactions                                                                      1,244,907
                                                                                                ------------
Net realized gain                                                                                 17,125,069

------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                       50,947,987
Translation of assets and liabilities denominated in foreign currencies                          (3,564,904)
                                                                                                ------------
Net change                                                                                        47,383,083
                                                                                                ------------
Net realized and unrealized gain                                                                  64,508,152

============================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $69,060,758
                                                                                                ============

See accompanying Notes to Financial Statements.


                  16   Oppenheimer Global Growth & Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Year Ended September 30,
                                                                                 1997                1996
=================================================================================================================
OPERATIONS
Net investment income                                                            $  4,552,606        $  3,538,878
-----------------------------------------------------------------------------------------------------------------
Net realized gain                                                                  17,125,069          18,140,523
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                              47,383,083          (3,287,320)
                                                                                 ------------        ------------
Net increase in net assets resulting from operations                               69,060,758          18,392,081

=================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                            (3,458,736)         (3,012,171)
Class B                                                                              (340,317)            (89,925)
Class C                                                                              (732,211)           (615,071)
-----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                           (10,399,198)         (5,806,943)
Class B                                                                              (812,462)            (48,484)
Class C                                                                            (3,233,192)         (1,559,313)

=================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial
interest transactions--Note 2:
Class A                                                                            27,284,959           1,387,903
Class B                                                                            23,583,896           7,852,376
Class C                                                                            10,061,688           5,914,656

=================================================================================================================
NET ASSETS
Total increase                                                                    111,015,185          22,415,109
-----------------------------------------------------------------------------------------------------------------
Beginning of period                                                               164,050,732         141,635,623
                                                                                 ------------        ------------

End of period [including undistributed (overdistributed) net
investment income of $4,780,876 and $(82,568), respectively]                     $275,065,917        $164,050,732
                                                                                 ============        ============

See accompanying Notes to Financial Statements.


                  17   Oppenheimer Global Growth & Income Fund

FINANCIAL HIGHLIGHTS

                                             CLASS A
                                             -------------------------------------------
                                             YEAR ENDED SEPTEMBER 30,
                                             1997         1996       1995       1994
========================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period           $15.62       $14.98      $15.21    $14.09
----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .40          .47         .45       .33
Net realized and
unrealized gain (loss)                           5.12         1.40         .54      1.62
                                             --------     --------     -------- --------
Total income (loss) from
investment operations                            5.52         1.87         .99      1.95

----------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                                (.40)        (.40)       (.40)     (.35)
Distributions from net realized gain            (1.38)        (.83)       (.82)     (.48)
                                             --------     --------     -------- --------

Total dividends and distributions
to shareholders                                 (1.78)       (1.23)      (1.22)     (.83)

----------------------------------------------------------------------------------------
Net asset value, end of period                 $19.36       $15.62      $14.98    $15.21
                                             ========     ========     ======== ========

========================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)             38.83%       13.28%       7.43%    13.96%

========================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                               $181,716     $120,214    $113,341  $124,017
----------------------------------------------------------------------------------------
Average net assets (in thousands)            $141,582     $115,186    $120,267  $117,164
----------------------------------------------------------------------------------------

Ratios to average net assets:
Net investment income                            2.47%        2.65%       3.09%     2.44%
Expenses                                         1.43%        1.52%       1.63%     1.49%
----------------------------------------------------------------------------------------
Portfolio turnover rate(5)                       90.5%       207.8%      135.2%     87.4%
Average brokerage commission rate(6)          $0.0015      $0.0004          --        --

1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.

2. For the period from October 10, 1995 (inception of offering) to September 30, 1996.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.


                  18   Oppenheimer Global Growth & Income Fund

            CLASS B                        CLASS C
-------     -----------------------        --------------------------------------
            YEAR ENDED SEPTEMBER 30,       YEAR ENDED SEPTEMBER 30,
1993        1997            1996(2)        1997      1996      1995       1994(1)
=================================================================================

  $11.91     $15.57          $14.72         $15.55    $14.92    $15.17     $14.85
---------------------------------------------------------------------------------

     .29        .30             .36            .28       .35       .35        .22

    2.17       5.06            1.63           5.08      1.40       .53        .87
--------   --------        --------       --------  --------  --------   --------

    2.46       5.36            1.99           5.36      1.75       .88       1.09

---------------------------------------------------------------------------------


    (.17)      (.28)           (.31)          (.27)     (.29)     (.31)      (.29)
    (.11)     (1.38)           (.83)         (1.38)     (.83)     (.82)      (.48)
--------   --------        --------       --------  --------  --------   --------


    (.28)     (1.66)          (1.14)         (1.65)    (1.12)    (1.13)      (.77)

---------------------------------------------------------------------------------
  $14.09     $19.27          $15.57         $19.26    $15.55    $14.92     $15.17
========   ========        ========       ========  ========  ========   ========

=================================================================================
   21.00%     37.69%          14.33%         37.74%    12.45%     6.61%      7.41%

=================================================================================


 $86,019    $37,071          $8,131        $56,278   $35,706   $28,295    $17,008
---------------------------------------------------------------------------------
 $59,951    $17,474          $3,815        $43,338   $31,371   $22,211    $ 7,896
---------------------------------------------------------------------------------


    2.68%      1.77%           1.64%(4)       1.71%     1.87%     2.36%      1.85%(4)
    1.56%      2.15%           2.28%(4)       2.18%     2.28%     2.39%      2.44%(4)
---------------------------------------------------------------------------------
    90.6%      90.5%          207.8%          90.5%    207.8%    135.2%      87.4%
      --    $0.0015         $0.0004        $0.0015   $0.0004        --         --

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1997 were $229,084,992 and $179,213,243, respectively.

6. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.


                  19   Oppenheimer Global Growth & Income Fund

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Global Growth & Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation consistent with preservation of principal while providing current income by investing primarily in common stocks and fixed income securities of U.S. and foreign companies. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that particular class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.


                  20   Oppenheimer Global Growth & Income Fund

===============================================================================
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1997, a provision of $44,888 was made for the Fund's projected benefit obligations and payments of $3,313 were made to retired trustees, resulting in an accumulated liability of $86,690 at September 30, 1997.


                  21   Oppenheimer Global Growth & Income Fund

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

-------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

        The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1997, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $4,842,102, a decrease in accumulated net realized gain on investments of $4,841,100, and a decrease in paid-in capital of $1,002.

-------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                  22   Oppenheimer Global Growth & Income Fund

===============================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                      YEAR ENDED SEPTEMBER 30, 1997               YEAR ENDED SEPTEMBER 30, 1996(1)
                                      -----------------------------               -----------------------------------
                                      SHARES           AMOUNT                     SHARES                 AMOUNT
---------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                   4,125,858       $ 69,304,365                 2,501,931            $ 37,638,075
Dividends and
distributions reinvested                 878,791         13,300,225                   587,255               8,491,936
Redeemed                              (3,311,174)       (55,319,631)               (2,961,528)            (44,742,108)
                                      ----------       ------------                ----------            ------------
Net increase                           1,693,475       $ 27,284,959                   127,658            $  1,387,903
                                      ==========       ============                ==========            ============

---------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                   1,501,153       $ 25,320,751                   587,069            $  8,834,948
Dividends and
distributions reinvested                  70,126          1,070,339                     8,689                 128,325
Redeemed                                (169,306)        (2,807,194)                  (73,445)             (1,110,897)
                                      ----------       ------------                ----------            ------------
Net increase                           1,401,973       $ 23,583,896                   522,313            $  7,852,376
                                      ==========       ============                ==========            ============

---------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                     772,796       $ 12,832,416                   686,840            $ 10,288,855
Dividends and
distributions reinvested                 250,530          3,750,170                   144,291               2,072,833
Redeemed                                (397,368)        (6,520,898)                 (431,369)             (6,447,032)
                                      ----------       ------------                ----------            ------------
Net increase                             625,958       $ 10,061,688                   399,762            $  5,914,656
                                      ==========       ============                ==========            ============

1. For the year ended September 30, 1996 for Class A and Class C shares and for the period from October 10, 1995 (inception of offering) to September 30, 1996 for Class B shares.

===============================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At September 30, 1997, net unrealized appreciation on investments of $56,320,681 was composed of gross appreciation of $59,258,880, and gross depreciation of $2,938,199.


                  23   Oppenheimer Global Growth & Income Fund

===============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion and 0.67% on average annual net assets in excess of $2 billion.

        For the year ended September 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $614,969, of which $193,537 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $33,371 and $5,820, respectively, of which $708,109 and $105,187, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1997, OFDI received contingent deferred sales charges of $30,299 and $4,200, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

        OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

        The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended September 30, 1997, OFDI paid $24,383 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                  24   Oppenheimer Global Growth & Income Fund

===============================================================================
The Fund has adopted a Distribution and Service Plan for Class B shares to compensate OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. OFDI retained $158,050 as compensation for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1997, OFDI had incurred unreimbursed expenses of $924,133 for Class B.

        The Fund has adopted a Distribution and Service Plan for Class C shares to reimburse OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI paid $13,952 to an affiliated broker/dealer as reimbursement for Class C personal service and maintenance expenses and retained $97,301 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of September 30, 1997, OFDI had incurred unreimbursed expenses of $432,824 for Class C.


                  25   Oppenheimer Global Growth & Income Fund

===============================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

        The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

        Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

        Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

        Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

        At September 30, 1997, the Fund had outstanding forward contracts as follows:

                                                                   CONTRACT               VALUATION AS OF           UNREALIZED
                                              EXPIRATION DATE      AMOUNT (000S)          SEPTEMBER 30, 1997        DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
---------------------
British Pound Sterling (GBP)                  10/1/97                     180 GBP         $  428,643                 $ 3,741
Italian Lira (ITL)                            10/2/97               2,666,369 ITL          7,118,384                  22,835
                                                                                                                     -------
Total Unrealized Depreciation                                                                                        $26,576
                                                                                                                     =======


                  26   Oppenheimer Global Growth & Income Fund

===============================================================================
6. ILLIQUID AND RESTRICTED SECURITIES

At September 30, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1997 was $542,500, which represents 0.20% of the Fund's net assets.

===============================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other OppenheimerFunds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

        The Fund had no borrowings outstanding during the year ended September 30, 1997.


                  27   Oppenheimer Global Growth & Income Fund

INDEPENDENT AUDITORS' REPORT

===============================================================================
The Board of Trustees and Shareholders of
Oppenheimer Global Growth & Income Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Global Growth & Income Fund as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Growth & Income Fund as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


KPMG PEAT MARWICK LLP

Denver, Colorado
October 21, 1997


                  28   Oppenheimer Global Growth & Income Fund

FEDERAL INCOME TAX INFORMATION  (Unaudited)

===============================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

        Distributions of $1.4833, $1.4425 and $1.4460 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 16, 1996, of which $0.5325 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

        Dividends paid by the Fund during the year ended September 30, 1997 which are not designated as capital gain distributions should be multiplied by 2.26% to arrive at the net amount eligible for the corporate dividend-received deduction.

        The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                  29   Oppenheimer Global Growth & Income Fund

OPPENHEIMER GLOBAL GROWTH & INCOME FUND

===============================================================================
OFFICERS AND TRUSTEES         Leon Levy, Chairman of the Board of Trustees
                              Donald W. Spiro, Vice Chairman of the Board of
                              Trustees
                              Bridget A. Macaskill, Trustee and President
                              Robert G. Galli, Trustee
                              Benjamin Lipstein, Trustee
                              Elizabeth B. Moynihan, Trustee
                              Kenneth A. Randall, Trustee
                              Edward V. Regan, Trustee
                              Russell S. Reynolds, Jr., Trustee
                              Pauline Trigere, Trustee
                              Clayton K. Yeutter, Trustee
                              Frank Jennings, Vice President
                              George C. Bowen, Treasurer
                              Robert J. Bishop, Assistant Treasurer
                              Scott T. Farrar, Assistant Treasurer
                              Andrew J. Donohue, Secretary
                              Robert G. Zack, Assistant Secretary

===============================================================================
INVESTMENT ADVISOR            OppenheimerFunds, Inc.

===============================================================================
DISTRIBUTOR                   OppenheimerFunds Distributor, Inc.

===============================================================================
TRANSFER AND SHAREHOLDER      OppenheimerFunds Services
SERVICING AGENT

===============================================================================
CUSTODIAN OF                  The Bank of New York
PORTFOLIO SECURITIES

===============================================================================
INDEPENDENT AUDITORS          KPMG Peat Marwick LLP

===============================================================================
LEGAL COUNSEL                 Gordon Altman Butowsky Weitzen Shalov & Wein

                              This is a copy of a report to shareholders of Oppenheimer Global Growth & Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Global Growth & Income Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

                  30   Oppenheimer Global Growth & Income Fund

OPPENHEIMERFUNDS FAMILY

==========================================================================================================
REAL ASSET FUNDS
----------------------------------------------------------------------------------------------------------
Real Asset Fund                     Gold & Special Minerals Fund

==========================================================================================================
STOCK FUNDS
----------------------------------------------------------------------------------------------------------
Developing Markets Fund             Quest Small Cap Value Fund               Global Fund
Enterprise Fund                     Capital Appreciation Fund(1)             Quest Global Value Fund
International Growth Fund           Quest Capital Value Fund                 Disciplined Value Fund
Discovery Fund                      Growth Fund                              Quest Value Fund

==========================================================================================================
STOCK & BOND FUNDS
----------------------------------------------------------------------------------------------------------
Main Street Income &                Quest Growth & Income                    Disciplined Allocation Fund
  Growth Fund                         Value Fund                             Multiple Strategies Fund(2)
Quest Opportunity Value Fund        Global Growth & Income Fund              Bond Fund for Growth
Total Return Fund                   Equity Income Fund

==========================================================================================================
BOND FUNDS
----------------------------------------------------------------------------------------------------------
International Bond Fund             Champion Income Fund                     U.S. Government Trust
High Yield Fund                     Strategic Income Fund                    Limited-Term Government Fund
                                    Bond Fund

==========================================================================================================
MUNICIPAL FUNDS
----------------------------------------------------------------------------------------------------------
California Municipal Fund(3)        Pennsylvania Municipal Fund(3)           Rochester Division:
Florida Municipal Fund(3)           Municipal Bond Fund                      Rochester Fund Municipals
New Jersey Municipal Fund(3)        Insured Municipal Fund                   Limited Term New York
New York Municipal Fund(3)          Intermediate Municipal Fund               Municipal Fund

==========================================================================================================
MONEY MARKET FUNDS(4)
----------------------------------------------------------------------------------------------------------
Money Market Fund                   Cash Reserves

==========================================================================================================
LIFESPAN
----------------------------------------------------------------------------------------------------------
Growth Fund                         Balanced Fund                            Income Fund


1. On 12/18/96, the Fund's name was changed from "Target Fund."

2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

                  31   Oppenheimer Global Growth & Income Fund

INTERNET
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INFORMATION AND SERVICES
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         And when you need help, our Customer Service Representatives are only
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         So call us today, or visit us at our website at
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[OPPENHEIMERFUNDS LOGO]

RAO215.001.0997 November 28, 1997